Derivatives outstanding warrants (Details) (USD $)	Jun. 30, 2012
Aggregate outstanding warrants	911,564
Fair value of derivative liabilities	$ 72,166
Fair value assumptions exercise price range minimum	$ 0.12
Fair value assumptions exercise price range maximum	$ 3.60
Common Stock market value	$ 0.12
Expected Volatilities minimum rate	271.13
Expected Volatilities maximum rate	286.02
Risk Free Interest rate	0.33
Remaining contract term minimum years	1.34
Remaining contract term maximum years	1.53